UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

July 11, 2019

Date of Report (Date of Earliest Event Reported)

Phoenix Life Sciences International Limited

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3000 Lawrence Street Denver, CO 80205

 (Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Phoenix Life Sciences International Limited is referred to herein as “we”, “our”, or “us.

Explanatory Note

On July 11, 2019, we filed a Form 8-K report disclosing that on July 8, 2019 our Board of Directors (the “Board”) placed Martin Tindall on indefinite, unpaid suspension from his position as Chief Executive Officer and removed him from all authority positions. Concurrently, our Board appointed Janelle Marsden as our Chief Executive Officer. Since assuming her role as Chief Executive Officer, Janelle Marsden has conducted an investigation of Martin Tindall’s activities while he was our Chief Executive Officer, which investigation is ongoing. Chief Executive Officer Janelle Marsden has discovered material matters previously unknown to our Board or our management that are disclosed herein under Item 8.01 (a)-(c).

Other corporate actions are disclosed below under Items 3.02, 5.02, 7.01, and (d) under Item 8.01.

Item 3.02

Unregistered Sales of Equity Securities

On August 22, 2019, we issued 40,000 Series B Preferred Shares (the "Preferred Shares") to each of the five members of a Special Committee composed of our Board Members and Stacey Jenkins, and not including Martin Tindall, that are convertible into a total of 20,000,000 common stock shares. The Special Committee was established on June 26, 2019 to take appropriate corporate actions in connection with Martin Tindall's actions as our officer. The 20,000,000 common stock shares (the "20 Million Shares") that may be converted from the Preferred Shares constitutes 65.06% of our 30,739,730 outstanding shares, which shares are subject the following terms and restrictions: (a) the 20 Million Shares are ineligible for conversion for 12 months from the date of issuance, which date of issuance was August 22, 2019; (b) at the conclusion of the first year of holding the 20 Million Shares, 25% of such shares may be converted, with an additional 25% available for conversion each quarter thereafter, such that the entirety of such shares may be converted within 24 months of issuance (the "Conversion Blackout"); (b) following the expiration of the Conversion Backout, no holder of the converted securities may sell more than 10% of the 30 day average daily volume of the common stock for the period ended one trading day prior to the date of such sale; (c) we have the right to require the holder of Preferred Shares or the Converted Common Stock to sell such securities back to us at a price of not less than 75% of the ninety (90) day average common stock trading price for the period ended one trading day prior to the date of such sale, provided however that we may not compel such sale within thirty (30) days of our most recent filing of Forms 10-K, 10-Q, or 8-K announcing our financial performance.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2019, pursuant to provision 4.5 of our bylaws and a Board meeting of that same date, our Board permanently removed Martin Tindall as our Chief Executive Officer and/or any other of our officer positions or that of our subsidiaries. .

Item 7.01

Regulation FD Disclosure

On August 27, 2019, our Board of Directors adopted the following:

a)      Audit Committee Charter (attached as Exhibit 99.1)

b)      Nominating Committee Charter (attached as Exhibit 99.1)

c)      Compensation Committee Charter (attached as Exhibit 99.3)

d)      Code of Ethics (attached as Exhibit 99.4)

e)      Insider Trading Policy (attached as Exhibit 99.5)

On August 27, 2019, our Board of Directors appointed the following Board Members to our Audit Committee, Compensation Committee, and Nominating Committee:

Audit Committee

Lewis Humer

Geoff Boynton

Compensation Committee

Lewis Humer

Stephen Cornford

Nominating Committee

Lewis Humer

Janelle Marsden

Item 8.01

Other Events

(a) Share Cancellation

Our present Chief Executive Officer, Janelle Marsden, learned that our then Chief Executive Officer Martin Tindall had used an unregistered and unexecuted trust to issue 22,500,000 common stock shares to said Trust (the “Shares”); accordingly, on August 23, 2019, we affected through our transfer agent, the cancellation of the Shares (the “Cancellation”). Through the Cancellation, we have reduced the current number of outstanding shares by 22,500,000 to 10,739,430 outstanding shares, which amount does not include 200,000 Class B Preferred Shares issued to members of the Special Committee that are convertible into 20,000,000 common stock shares as described above in Item 3.02.

(b) Gauntlet Holdings Litigation

Pursuant to Chief Executive Officer Marsden’s investigation, she learned that on October 29, 2018, Gauntlet Holdings, LLC (“Gauntlet”) and NMS Capital Advisors, LLC (“NMS”) filed a lawsuit against us and our then Chief Executive Officer, Martin Tindall and us, for breach of contract and fraudulent misrepresentation in connection with an alleged default upon a Secured Promissory Note (Gauntlet Holdings, LLC et al vs. Kronos International, Phoenix Life Sciences International Limited, Medijane Holdings, Martin Tindall, Vincent Coviello, Superior Court of California, Los Angeles-Central District) (the “Gauntlet Litigation”). Then Chief Executive Officer Martin Tindall failed to disclose the Gauntlet litigation to our Board of Directors or our management. On August 29, 2019, we settled the Gauntlet Litigation for payment of 1,000,000 common stock shares each to Gauntlet and NMS, which shares are subject to a leak out agreement providing that Gauntlet and NMS will each sell no more than 10,000 of our common stock shares per trading day with a sales price of no less than 95% (ninety-five percent) Volume Weighted Average Price of the preceding 10 (ten) trading days. We granted piggyback registration rights to both Gauntlet and NMS.

(c) Terrence Roderick Hannam Litigation

Chief Executive Officer Marsden’s investigation’s revealed that on January 30, 2019, Terrence Roderick Hannam filed a lawsuit against us for breach of contract in connection with an agreement that we would acquire all shares of Silver Holdings, Ltd. (Terrence Roderick Hannam v. Phoenix Life Sciences International, Limited, Civil Case No. A7 of 2019, Supreme Court of Republic of Vanuatu. “). Then Chief Executive Officer Martin Tindall failed to disclose the Hamman Litigation to our Board or our management. We have filed a Motion to Dismiss regarding this litigation.

(d) Arrest of Martin Tindall

We have learned that Martin Tindall, individually, has been arrested on 32 counts of securities fraud in Boulder, Colorado.

Item 9.01

Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Audit Committee Charter
99.2	Nominating Committee Charter
99.3	Compensation Committee Charter
99.4	Code of Ethics
99.5	Insider Trading Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Life Science International Limited

Date: August 29, 2019	By:	/s/ Janelle Marsden
Janelle Marsden
Chief Executive Officer

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